EXHIBIT 10.1

               CERTIFICATE FOR 14% SECURED CONVERTIBLE DEBENTURE

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THIS  DEBENTURE  AND THE SHARES AND WARRANTS  DELIVERABLE  ON  CONVERSION OF THE
DEBENTURE  HAVE NOT BEEN  REGISTERED  UNDER THE  UNITED  STATES  SECURITIES  ACT
(1933), AS AMENDED, (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. AS RESTRICTED SECURITIES, THEY MAY BE RESOLD ONLY IN ACCORDANCE WITH RULE 144 OR REGULATION S UNDER THE 1933 ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR AN EXEMPTION FROM THE 1933 ACT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THIS DEBENTURE MAY NOT BE CONVERTED UNLESS THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY STATE OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS IS AVAILABLE.


NO. o                                                             CDN $o

                               WESCORP ENERGY INC.

                        CONVERTIBLE DEBENTURE CERTIFICATE
                  14% REDEEMABLE SECURED CONVERTIBLE DEBENTURE
                              DUE DECEMBER 31, 2005

I.       DEBENTURE TERMS

         Wescorp Energy Inc. (the "COMPANY") for value received hereby promises to pay to oof o(the "HOLDER") on or before December 31, 2005 ( the "MATURITY DATE"), on presentation and surrender of this Debenture the sum of $o in lawful money of the United States and to pay interest on the principal amount hereof at the rate of 14% per annum from the date of issue of this Debenture (the "CLOSING DATE"), such interest to be calculated and paid quarterly, the first payment to fall on March 31, 2005, provided however that if the payment of interest would result in a breach of any applicable bank covenants of the Company, then such interest shall continue to accrue but shall only be paid when such payment would not result in a breach of any applicable bank covenants. Except when the payment of interest would result in a breach by the Company of any of its applicable bank covenants, should the Company at any time make default in the payment of any principal or interest, the Company agrees to pay interest on the amount in default at the same rate, annually on the same dates. As interest on this Debenture becomes due, the Company (except in case of payment at maturity or on redemption at which time payment of interest may be made upon surrender of this Debenture) shall, at least three business days prior to each date on which interest becomes due, forward or cause to be forwarded by prepaid post to the registered address of the registered holder of this Debenture for the time being, or in the case of joint holders to the registered address of whichever of such joint holders is named first, a cheque for such interest, less any tax required by law to be deducted, payable to the order of such holder or holders. The forwarding of such cheque shall satisfy and discharge the liability for interest upon this Debenture to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque be not paid on presentation.



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II.      CONVERSION

         The principal amount of this Debenture, plus any accrued but unpaid interest, is convertible, at the option of the Holder, upon surrender of this Debenture to the Company at any time prior to 4:30 p.m. (Edmonton time) ("EXPIRY TIME") on the earlier of:

         (a)      The Maturity Date; or

         (b) that date which is 30 days following the delivery of a notice from the Company that it intends to repay all or any portion of the Debenture in accordance with the terms of Section III hereof,

         (the "EXPIRY DATE"), into units (the "UNITS") with each Unit being comprised of one fully paid and non-assessable common share in the capital of the Company having a par value of $0.0001 per share (the
         "COMMON SHARES"), as constituted on the Closing Date (without adjustment for dividends on Common Shares issuable upon conversion) and one Common Share purchase warrant (the "WARRANT(S)"), at a conversion rate (the "CONVERSION RATE") of US$0.90 per Unit.

         The Warrants may be exercised at any time pursuant to the terms and conditions of the Warrant Certificate up to 4:00 p.m. local time in Edmonton, Alberta on December 31, 2006 as follows:

         (a) If exercised on or before December 31, 2005, the holder of each Warrant shall be entitled to purchase one (1) Common Share for each Warrant held for US$1.00 per Common Share; and

         (b) Thereafter until December 31, 2006, the Holder of each Warrant shall be entitled to purchase one (1) Common Share for each Warrant held for US$2.00 per Common Share.

         At any time before the Expiry Time on the Expiry Date, the Holder may convert all or any amount of this Debenture into Units upon providing to the Company at its head office at 8711 - 50th Avenue, Edmonton, Alberta T6E 5H4, Attention: Douglas Biles:

         (a)      This Debenture Certificate;

         (b) A completed and executed Subscription Form (in the form attached hereto as Schedule "A") evidencing the election (which upon delivery to the Company shall be irrevocable) of the Holder to convert the Debentures into Units; and

         (c) An investor questionnaire (in the form attached hereto as Schedule "B") or similar documents to the Company demonstrating the sale of the Common Shares to be purchased is exempt from the registration and prospectus requirements of the applicable securities legislation in Canada and the registration laws of the Act 1933, as amended, and any state securities laws.

         The receipt of the Company of such Debenture Certificate and accompanying documents shall be the date of conversion of the Debenture affected hereby. If the Holder is not converting all of the Debenture represented by any Debenture Certificate, the Holder shall be entitled to receive a Debenture Certificate representing the remainder of the Debenture which is the difference between the amount of the Debenture converted and the amount represented by the Debenture Certificate.


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         Forthwith upon receiving Debenture Certificates and written instruments evidencing the desire of the Holder thereof to convert all or a portion of the Debenture into Units, the Company shall cause to be delivered to the Holder or mail to the Holder at an address specified by the Holder in the subscription form attached, or other document acceptable to the Company, certificates for the appropriate number of Common Shares and Warrants not exceeding those to which the Holder is entitled to acquire pursuant to the Debenture so converted.

         The Company shall not be required to issue fractional Common Shares and Warrants upon the conversion of Debentures pursuant to the terms hereof, nor shall any compensation be made for such fractional Common Shares and Warrants, if any (except that the principal amount of the Debenture not so converted will be paid when due). If more than one Debenture shall be surrendered for conversion at any one time by the Holder, the number of whole Units issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of such Debentures to be converted.

III.     REDEMPTION

         Provided that the weighted average trading price of the Company's Common Shares as traded on the NASD OTC Bulletin Board for the prior ten (10) trading days was at least $1.35 US per share, this Debenture may be redeemed by the Company, without penalty, at any time prior to the Maturity Date, upon 30 days prior written notice (the "REDEMPTION NOTICE") to the Holder, and the Debenture shall thereafter be redeemable in whole or in part from time to time at the option of the Company at a price equal to the principal amount thereof to be redeemed plus any accrued and unpaid interest on such Debenture (collectively the "REDEMPTION AMOUNT").

         The Redemption Notice shall be given by or on behalf of the Company to the holder of the Debenture at least 30 days prior to the date (the "REDEMPTION DATE") fixed for redemption. The Redemption Notice shall specify, in case of a partial redemption of this Debenture, that part of the principal amount thereof to be so redeemed and shall specify the redemption date, the redemption price and places of payment and shall state that all interest thereon shall cease from and after such redemption date.

         If the Debenture has not been converted either in whole or in part by the Holder, commencing on the Redemption Date, the Company shall deliver to the Holder who surrenders this Debenture Certificate which are subject of the redemption by the Company, the Redemption Amount in cash, and if the Debenture is being redeemed in part only, a new Debenture Certificate, to such Holders promptly upon receipt of this Debenture Certificate.

         In case the Holder of this Debenture so called for redemption shall, within 30 days from the date fixed for redemption fail so to surrender any of his Debenture or shall not within such time except payment of the Redemption Amount payable in respect thereof, the Company shall set aside in trust for such holder such monies. Any monies shall be deposited in a chartered bank in Canada. Such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside and to the extent such Debenture shall thereafter not be considered as outstanding and the Holder shall only have right to receive payment of the money so paid and deposited upon surrender and delivery up of his Debenture or Debentures, in which case, he shall be entitled to receipt of the Redemption Amount only.

         If payment of the Redemption Amount of this Debenture which has been called for by the Company is not made upon due surrender of the such Debenture, the right to convert such Debenture, shall, in


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                                       4


         addition to all other rights that may then accrue to the Debenture Holder, revive and continue as if such Debenture had not been called for redemption.

         If the Debenture is converted, in whole or in part, after a Redemption Notice is issued, the Company undertakes to file a registration statement in the United States with respect to any Common Shares issued upon such conversion as soon as reasonably possible thereafter as determined by the board of directors of the Company.

IV.      SECURITY INTEREST

         In consideration of the Holder subscribing for the Debenture hereunder, Flowstar Technologies Inc., ("FLOWSTAR") a wholly owned subsidiary of the Company, does hereby grant a security interest to the Holder in and to Flowstar's inventory and receivables. Further, this Debenture shall rank pari passu with all Debentures issued in the Offering as if all of the Debentures had been issued and negotiated simultaneously.

         Until default of payment in accordance with the terms hereof, Flowstar shall be at liberty to deal with its inventory and accounts receivable in the ordinary course of its business. Upon the payment of all of the principal and interest owing hereunder, Flowstar shall be entitled to discharge any registered security interest related hereto. For such purpose, the Holder does hereby irrevocably nominate, constitute and appoint the Company with full power of substitution as his true and lawful attorney and agent with full power and authority in his name, place and stead to make any such filings in connection with the discharge of any security agreement in relation to this Debenture.

V.       ADJUSTMENTS

         The number of Common Shares (or other securities) issuable pursuant to the conversion of this Debenture shall be subject to adjustments in the event that the Company:

         (a)      subdivides its outstanding Common Shares;

         (b) combines its outstanding Common Shares into a smaller number of Common Shares; or

         (c) issues by reclassification of its Common Shares, other securities of the Company (including any such reclassification in connection with a consolidation, merger, amalgamation or other combination in which the Company is the surviving corporation).

         The number of Common Shares (or other securities) issuable pursuant to the conversion of this Debenture shall be adjusted so that the Holder shall be entitled to receive the kind and number of Common Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had the Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. The adjustments provided for herein are cumulative and shall apply to successive adjustment events. If any dispute arises between the Company and the Holder with respect to any adjustments to be made in accordance with the provisions hereof, such dispute shall be conclusively determined by the auditors of the Company and such determination shall be binding upon the Company and the Holder.



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VI.      HOLDER NOT A SHAREHOLDER

         The holding of this Debenture evidenced by this Debenture Certificate shall not constitute the Holder a shareholder of the Company or entitle the Holder to any right or interest in respect thereof, except as herein provided.

VII.     COVENANTS OF THE COMPANY AND FLOWSTAR

         Each of the Company and Flowstar hereby represent, warrant, covenant and agree with the Holder as follows:

         (a) That each of the Company and Flowstar are duly incorporated pursuant to the laws of the jurisdiction of their respective incorporations and as at the date hereof each is a valid and subsisting Company with the corporate capacity and power to own its assets and to carry on its business as presently carried on.

         (b) This Debenture Certificate has been duly executed and delivered by each of the Company and Flowstar and is a legal, valid and binding obligation of each the Company and Flowstar.

         (d) The Company is duly authorized to create and issue the Debentures and that the Debentures, when issued, will be valid and enforceable against the Company and that, subject to the provisions of this Certificate, the Company will cause the Common Shares and Warrants from time to time acquired pursuant to the conversion of the Debenture under this Certificate, and the certificates representing such Common Shares to be duly issued and delivered in accordance with this Debenture
                  Certificate and the terms hereof. At all times prior to the Expiry Time on the Expiry Date, while any of the Debentures are outstanding, the Company shall reserve and there shall be conditionally allotted but unissued out of its authorized capital a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the conversion of all Debentures outstanding hereunder from time to time. All Common Shares acquired pursuant to the conversion of the Debentures shall be fully paid and non-assessable and shall have a par value of US$0.0001.

         (e) That the Company will duly and punctually pay or cause to be paid to every Debenture holder the principal of and interest accrued on the Debentures on the dates, at the places, in the monies and in the manner mentioned herein.

         (f) That the Company will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all other acts, deeds and assurances in law as the Holder may reasonably require for the better accomplishing and effecting the intentions and provisions of this Certificate.

         (g) That each of the Company and Flowstar will, subject to the express provisions hereof, maintain their respective corporate existences and carry on and conduct and will cause to be carried on and conducted the respective business in the same manner as heretofore carried on and conducted, provided, however, that both the Company and Flowstar or any subsidiary thereof may cease to operate or may dispose of any business, premises, property or operation if in the opinion of the directors or officers of the Company, or Flowstar or any subsidiary thereof, as the case may be, it would be advisable and in the best interests of the Company,


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                                       6



                  Flowstar or any subsidiary thereof, to do so, and, subject to the express provisions hereof, it will do or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence, provided, however, that nothing herein contained shall prevent the amalgamation, consolidation, merger, sale, winding-up or liquidation of the Company, Flowstar or any subsidiary thereof or the abandonment of any rights and franchises of the Company, Flowstar or any subsidiary thereof if there are reasonable grounds to believe that the Holder would not be prejudiced by such action and, in the opinion of the directors or officers of the Company, Flowstar or any subsidiary of the Company, as the case may, it would be advisable and in the best interest of the Company, Flowstar or of such subsidiary of the Company to do so.

         (h)      Dividends on Common Shares During Conversion Period

                  If the Company pays a dividend in the ordinary course to holders of Common Shares prior to the Expiry Time on the Expiry Date, the Company shall give notice to each Holder of any such dividend in the ordinary course not less than seven days prior to the record date therefore, but shall be under no obligation to pay any such dividend in the ordinary course to the Holder in respect of any and all Debentures then outstanding.

         (i)      Other Covenants of the Company

The Company shall perform all its covenants and carry out all of the acts or things to be done by it as provided in this Certificate.

VIII.    NON-TRANSFERABLE

         The Debenture evidenced by this Debenture Certificate may not be transferred by the registered holder hereof without the prior written consent of the Company, and then only in compliance with all applicable securities legislation in Canada and under the Securities Act 1933, as amended and any applicable state securities laws. Any Common Share certificate issued pursuant to this Debenture will bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS; (D) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT."

         "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF [(I)THE DISTRIBUTION DATE];


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                                       7

         AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."

IX.      SUBORDINATION OF THE HOLDER

         The Holder hereby agrees that it shall subordinate all amounts due and owing under the Debenture and the security granted in respect thereof in favour of any bank or lending institution of the Company and/or Flowstar providing interim or permanent financing to the Company or Flowstar as required. For such purposes, by accepting this Debenture Certificate the Holder does hereby irrevocably nominate, constitute and appoint the Company with full power of substitution as his true and lawful attorney and agent with full power and authority in his name, place and stead to execute all agreements and documents and complete all filings as are required to subordinate the Holders interest hereunder to such bank or lending institution.

X.       REALIZE ON SECURITY

         Each Holder shall have the right at all times to be exercised in its/his own discretion to pursue all remedies available under its/his respective Holders' security, provided that if any Holder takes any action or exercises any remedy with respect to its/his security, the other parties shall take all reasonable steps to enforce their security and shall cooperate with all Holders in the collective realization and enforcement of their rights. Prior to commencing any proceeding to enforce its/his security, a Holder shall provide the other holders of Debentures with three (3) days notice thereof, provided however, that if such Holder determines in good faith that any delay would be prejudicial to it/him, the notice need only be given at the time enforcement is made. No Holder shall be liable to the other holders of the Debenture for any accidental omission to provide the notice as required pursuant to this section.

XI.      GENERAL PROVISIONS

         (a) In case this Debenture Certificate shall become mutilated or be lost, stolen or destroyed, the Company may issue and deliver a new Debenture Certificate upon surrender and cancellation of the mutilated Debenture Certificate or, in the case of a lost, stolen or destroyed Debenture Certificate, in lieu of and in substitution for the same. In case of loss, theft or destruction, the applicant for a substituted Debenture Certificate shall furnish to the Company such evidence of such loss, theft or destruction as shall be satisfactory to the Company in its discretion and shall also furnish an indemnity satisfactory to the Company in its discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture Certificate;

         (b) The Holder and Flowstar acknowledge that the Holder shall register a financing statement in the Province of Alberta against Flowstar describing the collateral as follows:

                  (i) "all inventory and accounts receivable of the Debtor, and any proceeds therefrom."

         (b) A Holder may at any time prior to the Maturity Date or the date of conversion of the Debentures, whichever is earlier, upon written instructions delivered to the Company, exchange this Debenture Certificate for other Debenture Certificates of an equivalent aggregate principal amount. The Holder shall pay all reasonable expenses incidental to such exchange of Debenture Certificates;


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                                       8


         (c) The Company shall not be required to deliver Certificates during the period when the transfer books of the Company are closed by law and, in the event of a surrender of Debentures for conversion into Common Shares during such period, the delivery of Certificates may be postponed for a period not exceeding 10 days after the date of the reopening of the transfer books;

         (d) The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this Certificate in accordance with their true intent;

         (e) If any term, covenant or condition of this Certificate or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent, the remainder of this Certificate or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Certificate shall be valid and shall be enforceable to the fullest extent permitted by law;

         (f) This Certificate constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the  parties  in  connection  with the  entering  into of this
                  Certificate or the subject matter hereof except as specifically set forth herein;

         (g) This Certificate may be altered or amended in any of its provisions when any such changes are reduced to writing and signed by the parties hereto but not otherwise.

XII.     NOTICE

         Any notice or acceptance required or permitted to be given under the terms of this Agreement shall be sufficiently given to the party to whom it is addressed if delivered the party (or if such party is a company, or to an officer of that company), or, if forwarded by registered mail, return receipt requested, or, if sent by facsimile transmission as follows:

         To Flowstar at:           8711 - 50th Avenue
                                   Edmonton, AB T6E 5H4
                                   Facsimile: (780)482-7280

                                   Attention: Doug Biles

         And to the Holder at:     (the  address  on  face  page  hereof or such
                                   other address as provided by the Holder to the Company from time to time.)

                                   --------------------------------

                                   --------------------------------

                                   --------------------------------


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                                       9

         And to the Company at:    8711 - 50th Avenue
                                   Edmonton, AB T6E 5H4
                                   Facsimile: (780)482-4280

                                   Attention: Doug Biles

         or to such other address or facsimile number as a party may furnish in writing to the remaining parties from time to time. Any notice personally delivered before 4:30 p.m. local time at the place of delivery on a day (hereinafter called a "Business Day") that is not a Saturday, Sunday or statutory holiday at the place of delivery shall be deemed to have been received and given on the day of delivery and any notice personally delivered after 4:30 p.m. local time at the place of delivery shall be deemed to have been received and given on the next following Business Day. Any notice mailed as aforesaid shall be deemed to have been received and given 6 clear days after the day it is mailed, unless there is a postal strike or other disruption affecting mail delivery, in which event the notice shall be deemed to have been received and given when it is actually received. Any notice transmitted by facsimile before 4:30 p.m. local time on a Business Day at the place to which it is sent shall be deemed to have been received and given on the day of transmission and any notice transmitted by facsimile after 4:30 local time at the place to which it is sent shall be deemed to have been received and given on the next following Business Day.

         IN WITNESS WHEREOF the Company has caused this Debenture Certificate to be signed by its duly authorized officers as of , 2005.


                                          WESCORP ENERGY INC.


                                          Per:
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                                          FLOWSTAR TECHNOLOGIES INC.


                                          Per:
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                                          Debenture Holder Authorized Signature


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                                          Print Name